SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2002

THE SEIBELS BRUCE GROUP, INC.

(Exact name of registrant as specified in its charter)

South Carolina	0-8804	57-0672136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1501 Lady Street (Post Office Box 1) Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

Registrant’s telephone number, including area code:             (803) 748-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.              Other Events

          On October 1, 2002, The Seibels Bruce Group, Inc. (the “Company”) issued a press release announcing that it entered into a non-binding letter of intent with Selective Insurance Company of America under which the Company would transfer its rights, title and interest in flood insurance polices written by its insurance subsidiaries through the National Flood Insurance Program.  The Company previously announced that the Federal Emergency Management Agency (“FEMA”) would not offer the Company a Financial Assistance/Subsidy Arrangement with the Federal Insurance and Mitigation Administration for the fiscal year beginning October 1, 2002.  The Company’s efforts to persuade FEMA to renew this Arrangement have been unsuccessful.  A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.

Item 7.              Financial Statements and Exhibits

          (a)           Not applicable.

          (b)           Not applicable.

          (c)           Exhibits.

                          The following exhibit is filed herewith and made a part hereof.

Exhibit No.                      Description

                             99            —            Press Release dated October 1, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 2002

THE SEIBELS BRUCE GROUP, INC.

	By:	/s/ Matthew P. McClure
Matthew P. McClure
Corporate Secretary